Exhibit 99.1

Press Release – For Immediate Release

January 22, 2008

Penns Woods Bancorp, Inc. Reports Increase in Fourth Quarter and Full-Year 2007 Operating Earnings

Jersey Shore, PA – Penns Woods Bancorp, Inc. (NASDAQ:PWOD) today reported that net income from core operations (“operating earnings”), which excludes net security gains and losses, increased to $2,383,000 and $8,913,000 for the three and twelve months ended December 31, 2007 compared to $2,100,000 and $8,539,000 for the same periods of 2006.  Operating earnings per share for the three months ended December 31, 2007 increased 13.0% or $0.07 to $0.61 basic and dilutive compared to the three months ended December 31, 2006.  Operating earnings for the fourth quarter of 2007 represent a $0.01 basic and dilutive increase from the previous three month period as core earnings continued to build upon the $0.05 increase from the second to third quarters of 2007.  In addition, the $0.01 growth in operating earnings per share represents the fourth consecutive quarter of increases.  Operating earnings for the twelve months ended December 31, 2007 were positively impacted by continued strong credit quality, which has led to a reduction in the provision for loan losses, strong noninterest income of 17.3% of core revenue (interest income and noninterest income excluding net security gains and losses), and a reduction in tax expense due to a shift in the investment portfolio to tax-exempt bonds and additional federal tax credits related to low income housing partnerships.  The impact of these items resulted in basic and dilutive operating earnings increasing 5.5% to $2.29 for the twelve months ended December 31, 2007 compared to $2.17 for the twelve months ended December 31, 2006.

Net income, as reported under U.S. Generally Accepted Accounting Principles, for the three and twelve months ended December 31, 2007 was $1,939,000 and $8,877,000 as compared to $2,294,000 and $9,647,000 for the same periods of 2006.  Comparable results were impacted by a decrease in after-tax securities gains of $638,000 (from $194,000 to a loss of $444,000) and $1,144,000 (from $1,108,000 to a loss of $36,000) from 2006 to 2007 for the three and twelve month periods being compared.  Basic and dilutive earnings per share for the three months ended December 31, 2007 were $0.50 compared to $0.59 for the three months ended December 31, 2006.  The twelve months ended December 31, 2007 had basic and dilutive earnings per share of $2.28 compared to $2.45 for the twelve months ended December 31, 2006.  Return on average assets and return on average equity were 1.25% and 10.68% for the three months ended December 31, 2007 as compared to 1.56% and 12.18% for the corresponding period of 2006.  Earnings for the twelve months ended December 31, 2007 correlate to a return on average assets and return on average equity of 1.49% and 12.14% as compared to 1.67% and 12.93% for the twelve months ended December 31, 2006.

The net interest margin for the three and twelve months ended December 31, 2007 was 3.93% and 3.95% as compared to 3.97% and 4.06% for the corresponding periods of 2006.  The minimal decrease in the net interest margin was due to the cost of interest bearing liabilities continuing to increase at a rate greater than the increase in the yield on earning assets over the past twelve months.  However, for the three month period ended December 31, 2007 compared to the same period of 2006, the interest rate spread between the yield on earning assets and the cost of interest bearing liabilities improved by 5 basis points (“bp”). The increase in the cost of interest bearing liabilities was driven primarily by the cost of time deposits increasing 24 bp for the three months ended December 31, 2007 and 62 bp for the twelve month period as compared to the previous year.  The increase in cost of time deposits was impacted by the Federal Open Market Committee rate increases during 2006, utilization of brokered deposits, and our strategic decision to gather time deposits as part of marketing campaigns associated with branch promotions.  Loan growth and a shift in the investment portfolio toward tax-exempt bonds paved the way for the increase in yield on earning assets of 21 bp for the twelve month period ended December 31 2007 as compared to 2006.

“During the fourth quarter, the financial sector has been negatively impacted as one large institution after another announced sub prime loan related write downs.  We, as a community bank, take pride in not participating in subprime lending or the purchase of investment securities with subprime loans as underlying collateral.  However, we, as with other banks and individuals, do invest in financial sector companies with the majority of these investments currently having a market value below our cost basis.  As a result, we determined that certain equity investments had declined in value to a point that their market price recovery would not occur in the near term and therefore was deemed to be other than temporary in nature.  This decision resulted in a fourth quarter charge of $834,000 to earnings to reduce our carrying value of these investments,” commented Ronald A. Walko, President and Chief Executive Officer of Penns Woods Bancorp, Inc.  “Regarding the asset quality of the loan portfolio, our continued commitment to sound lending practices and credit standards has produced a nonperforming loans to total loans ratio of only 0.37% at December 31, 2007 and annualized net loan charge-offs to average loans of only 0.06% for the twelve month period, while maintaining a sound allowance for loan losses to loans of 1.15% compared to 1.16% at December 31, 2006,” added Mr. Walko.

Total assets increased $35,853,000 to $628,138,000 at December 31, 2007 compared to December 31, 2006.  A softening economic environment coupled with our credit quality standards led to net loans remaining stable at $356,348,000. Growth in the investment portfolio of $29,249,000 from December 31, 2006 to December 31,

2007 was primarily the result of a leverage strategy initiated during the latter part of 2007.  Total deposits decreased to $389,022,000 at December 31, 2007 compared to $395,191,000 at December 31, 2006 as higher cost brokered time deposits were reduced by $16,194,000 to $8,834,000 at December 31, 2007.    “In light of the loan environment, the investment leverage strategy allowed us to grow quality earning assets at a spread to our funding cost that was accretive to both the return on equity and return on assets, while providing sufficient liquidity for future needs,” commented Mr. Walko.

Shareholders’ equity decreased $4,035,000 to $70,559,000 at December 31, 2007 as accumulated comprehensive income decreased $5,094,000, and $972,000 in treasury stock was strategically purchased as part of the previously announced stock buyback plan, while net income outpaced dividends paid.  The decrease in accumulated comprehensive income is the result of a decrease in market value of certain securities held in the  investment portfolio at December 31, 2007 compared to December 31, 2006, and the net excess of the projected benefit obligation over the market value of the plan assets of the defined benefit pension plan.  The current level of shareholders’ equity equates to a book value per share of $18.21 at December 31, 2007 compared to $19.12 at December 31, 2006 and an equity to asset ratio of 11.24% at December 31, 2007.  Book value per share, excluding accumulated comprehensive income, was $19.12 at December 31, 2007 compared to $18.72 at December 31, 2006.  During the three and twelve months ended December 31, 2007 cash dividends of $0.46 and $1.79 per share were paid to shareholders compared to $0.44 and $1.73 for the three and twelve months ended December 31, 2006.

“We remain committed to providing a healthy dividend yield in excess of four percent and conducting stock repurchases on the open market.  The current dividend yield in excess of 5.5%, coupled with the purchase of 28,530 shares on the open market during 2007, illustrates our commitment to building shareholder value.  The strength of our earnings has allowed us to continue and maintain these programs,” commented Mr. Walko.  The range of closing prices for Penns Woods Bancorp, Inc. stock was between $30.33 and $32.50 during the three months ended December 31, 2007 and between $30.33 and $37.75 during the twelve months ended December 31, 2007.

Penns Woods Bancorp, Inc. is the parent company of Jersey Shore State Bank, which operates thirteen branch offices providing financial services in Lycoming, Clinton, and Centre Counties.  Investment and insurance products are offered through the bank’s subsidiary, The M Group, Inc. D/B/A The Comprehensive Financial Group.

NOTE:  This press release contains financial information determined by methods other than in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).  Management uses the non-GAAP measure of net income from core operations in its analysis of the company’s performance. This measure, as used by the Company, adjusts net income determined in accordance with GAAP to exclude the effects of special items, including significant gains or losses that are unusual in nature. Because certain of these items and their impact on the Company’s performance are difficult to predict, management believes presentation of financial measures excluding the impact of such items provides useful supplemental information in evaluating the operating results of the Company’s core businesses. These disclosures should not be viewed as a substitute for net income determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

This press release may contain certain “forward-looking statements” including statements concerning plans, objectives, future events or performance and assumptions and other statements, which are statements other than statements of historical fact.  The Company cautions readers that the following important factors, among others, may have affected and could in the future affect actual results and could cause actual results for subsequent periods to differ materially from those expressed in any forward-looking statement made by or on behalf of the Company herein:  (i) the effect of changes in laws and regulations, including federal and state banking laws and regulations, and the associated costs of compliance with such laws and regulations either currently or in the future as applicable; (ii) the effect of changes in accounting policies and practices, as may be adopted by the regulatory agencies as well as by the Financial Accounting Standards Board, or of changes in the Company’s organization, compensation and benefit plans; (iii) the effect on the Company’s competitive position within its market area of the increasing consolidation within the banking and financial services industries, including the increased competition from larger regional and out-of-state banking organizations as well as non-bank providers of various financial services; (iv) the effect of changes in interest rates; and (v) the effect of changes in the business cycle and downturns in the local, regional or national economies.

Previous press releases and additional information can be obtained from the Company’s website at www.jssb.com.

Contact:	Ronald A. Walko, President and Chief Executive Officer
115 South Main Street
Jersey Shore, PA 17740
	570-322-1111	email-jssb@jssb.com

THIS INFORMATION IS SUBJECT TO YEAR-END AUDIT ADJUSTMENT

PENNS WOODS BANCORP, INC.

CONSOLIDATED BALANCE SHEET

(UNAUDITED)

	December 31,
(In Thousands, Except Share Data)	2007	2006	% Change

ASSETS
Noninterest-bearing balances	$15,417	$15,348	0.4%
Interest-bearing deposits in other financial institutions	16	25	-36.0%
Total cash and cash equivalents	15,433	15,373	0.4%

Investment securities, available for sale, at fair value	214,455	185,200	15.8%
Investment securities held to maturity (fair value of $279 and $286)	277	283	-2.1%
Loans held for sale	4,214	3,716	13.4%
Loans	360,478	360,384	0.0%
Less: Allowance for loan losses	4,130	4,185	-1.3%
Loans, net	356,348	356,199	0.0%
Premises and equipment, net	6,774	6,737	0.5%
Accrued interest receivable	3,343	2,939	13.7%
Bank-owned life insurance	12,375	11,346	9.1%
Investment in limited partnerships	5,439	4,950	9.9%
Goodwill	3,032	3,032	0.0%
Other assets	6,448	2,510	156.9%
TOTAL ASSETS	$628,138	$592,285	6.1%

LIABILITIES
Interest-bearing deposits	$314,351	$322,031	-2.4%
Noninterest-bearing deposits	74,671	73,160	2.1%
Total deposits	389,022	395,191	-1.6%

Short-term borrowings	55,315	34,697	59.4%
Long-term borrowings, Federal Home Loan Bank (FHLB)	106,378	82,878	28.4%
Accrued interest payable	1,744	1,532	13.8%
Other liabilities	5,120	3,393	50.9%
TOTAL LIABILITIES	557,579	517,691	7.7%

SHAREHOLDERS’ EQUITY
Common stock, par value $8.33, 10,000,000 shares authorized; 4,006,934 and 4,003,514 shares issued	33,391	33,362	0.1%
Additional paid-in capital	17,888	17,810	0.4%
Retained earnings	27,707	25,783	7.5%
Accumulated other comprehensive income (loss):
Net unrealized (loss) gain on available for sale securities	(2,159)	2,139	-200.9%
Defined benefit plan	(1,375)	(579)	137.5%
Less: Treasury stock at cost, 131,302 and 102,772 shares	(4,893)	(3,921)	24.8%
TOTAL SHAREHOLDERS’ EQUITY	70,559	74,594	-5.4%
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$628,138	$592,285	6.1%

PENNS WOODS BANCORP, INC.

CONSOLIDATED STATEMENT OF INCOME

(UNAUDITED)

	Three Months Ended			Twelve Months Ended
	December 31,			December 31,
(In Thousands, Except Per Share Data)	2007	2006	% Change	2007	2006	% Change

INTEREST AND DIVIDEND INCOME:
Loans including fees	$6,539	$6,628	-1.3%	$26,099	$24,878	4.9%
Investment Securities:
Taxable	1,387	886	56.5%	4,098	3,577	14.6%
Tax-exempt	1,086	1,034	5.0%	4,357	4,027	8.2%
Dividend and other interest income	488	289	68.9%	1,395	1,271	9.8%
TOTAL INTEREST AND DIVIDEND INCOME	9,500	8,837	7.5%	35,949	33,753	6.5%

INTEREST EXPENSE:
Deposits	2,736	2,656	3.0%	10,951	8,908	22.9%
Short-term borrowings	539	282	91.1%	1,639	1,503	9.0%
Long-term borrowings, FHLB	1,122	955	17.5%	3,857	3,799	1.5%
TOTAL INTEREST EXPENSE	4,397	3,893	12.9%	16,447	14,210	15.7%

NET INTEREST INCOME	5,103	4,944	3.2%	19,502	19,543	-0.2%

PROVISION FOR LOAN LOSSES	90	150	-40.0%	150	635	-76.4%

NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	5,013	4,794	4.6%	19,352	18,908	2.3%

NON-INTEREST INCOME:
Deposit service charges	592	593	-0.2%	2,246	2,366	-5.1%
Securities gains (losses), net	(673)	294	-328.9%	(54)	1,679	-103.2%
Bank-owned life insurance	100	102	-2.0%	410	374	9.6%
Gain on sale of loans	267	229	16.6%	921	853	8.0%
Insurance commissions	609	549	10.9%	2,222	2,281	-2.6%
Other	417	322	29.5%	1,733	1,476	17.4%
TOTAL NON-INTEREST INCOME	1,312	2,089	-37.2%	7,478	9,029	-17.2%

NON-INTEREST EXPENSE:
Salaries and employee benefits	2,166	2,213	-2.1%	9,078	8,833	2.8%
Occupancy, net	319	311	2.6%	1,306	1,137	14.9%
Furniture and equipment	276	307	-10.1%	1,126	1,201	-6.2%
Pennsylvania shares tax	161	151	6.6%	643	598	7.5%
Other	1,496	1,204	24.3%	5,163	4,560	13.2%
TOTAL NON-INTEREST EXPENSE	4,418	4,186	5.5%	17,316	16,329	6.0%

INCOME BEFORE INCOME TAX PROVISION	1,907	2,697	-29.3%	9,514	11,608	-18.0%
INCOME TAX (BENEFIT) PROVISION	(32)	403	-107.9%	637	1,961	-67.5%
NET INCOME	$1,939	$2,294	-15.5%	$8,877	$9,647	-8.0%

EARNINGS PER SHARE - BASIC	$0.50	$0.59	-15.3%	$2.28	$2.45	-6.9%

EARNINGS PER SHARE - DILUTED	$0.50	$0.59	-15.3%	$2.28	$2.45	-6.9%

WEIGHTED AVERAGE SHARES OUTSTANDING - BASIC	3,878,127	3,909,226	-0.8%	3,886,277	3,934,138	-1.2%

WEIGHTED AVERAGE SHARES OUTSTANDING - DILUTED	3,878,287	3,909,693	-0.8%	3,886,514	3,934,617	-1.2%

DIVIDENDS PER SHARE	$0.46	$0.44	4.5%	$1.79	$1.73	3.5%

PENNS WOODS BANCORP, INC.

AVERAGE BALANCES AND INTEREST RATES

	For the Three Months Ended
	December 31, 2007			December 31, 2006
	Average Balance	Interest	Average Rate	Average Balance	Interest	Average Rate
ASSETS:
Tax-exempt loans	$7,663	$120	6.21%	$8,265	$126	6.05%
All other loans	354,473	6,460	7.23%	362,467	6,545	7.16%
Total loans	362,136	6,580	7.21%	370,732	6,671	7.14%

Taxable securities	115,883	1,874	6.47%	85,588	1,173	5.48%
Tax-exempt securities	100,416	1,645	6.55%	97,798	1,566	6.41%
Total securities	216,299	3,519	6.51%	183,386	2,739	5.97%

Interest bearing deposits	91	1	4.36%	125	2	6.35%

Total interest-earning assets	578,526	10,100	6.95%	554,243	9,412	6.75%

Other assets	43,219			34,168

TOTAL ASSETS	$621,745			$588,411

LIABILITIES AND SHAREHOLDERS’ EQUITY:
Savings	$55,693	100	0.71%	$58,422	112	0.76%
Super Now deposits	47,446	156	1.30%	45,689	167	1.45%
Money Market deposits	22,610	125	2.19%	23,059	125	2.15%
Time deposits	196,925	2,355	4.74%	198,484	2,252	4.50%
Total Deposits	322,674	2,736	3.36%	325,654	2,656	3.24%

Short-term borrowings	49,792	539	4.29%	25,111	282	4.46%
Long-term borrowings	97,356	1,122	4.57%	82,878	955	4.57%
Total borrowings	147,148	1,661	4.48%	107,989	1,237	4.54%

Total interest-bearing liabilities	469,822	4,397	3.71%	433,643	3,893	3.56%

Demand deposits	72,179			72,035
Other liabilities	7,085			7,408
Shareholders’ equity	72,659			75,325

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$621,745			$588,411
Interest rate spread			3.24%			3.19%
Net interest income/margin		$5,703	3.93%		$5,519	3.97%

	For the Three Months Ended
	December 31,
	2007	2006
Total interest income	$9,500	$8,837
Total interest expense	4,397	3,893

Net interest income	5,103	4,944
Tax equivalent adjustment	600	575

Net interest income (fully taxable equivalent)	$5,703	$5,519

PENNS WOODS BANCORP, INC.

AVERAGE BALANCES AND INTEREST RATES

	For the Twelve Months Ended
	December 31, 2007			December 31, 2006
	Average Balance	Interest	Average Rate	Average Balance	Interest	Average Rate
ASSETS:
Tax-exempt loans	$7,857	$485	6.17%	$8,173	$503	6.15%
All other loans	353,528	25,779	7.29%	344,524	24,545	7.12%
Total loans	361,385	26,264	7.27%	352,697	25,048	7.10%

Taxable securities	93,480	5,474	5.86%	91,767	4,837	5.27%
Tax-exempt securities	99,728	6,602	6.62%	92,692	6,102	6.58%
Total securities	193,208	12,076	6.25%	184,459	10,939	5.93%

Interest bearing deposits	345	19	5.51%	152	11	7.24%

Total interest-earning assets	554,938	38,359	6.91%	537,308	35,998	6.70%

Other assets	42,602			40,413

TOTAL ASSETS	$597,540			$577,721

LIABILITIES AND SHAREHOLDERS’ EQUITY:
Savings	$58,710	428	0.73%	$61,958	509	0.82%
Super Now deposits	46,596	611	1.31%	47,294	655	1.38%
Money Market deposits	23,920	540	2.26%	23,905	493	2.06%
Time deposits	198,029	9,372	4.73%	176,521	7,251	4.11%
Total Deposits	327,255	10,951	3.35%	309,678	8,908	2.88%

Short-term borrowings	36,816	1,639	4.45%	34,612	1,503	4.34%
Long-term borrowings	83,490	3,857	4.62%	83,237	3,799	4.56%
Total borrowings	120,306	5,496	4.57%	117,849	5,302	4.50%

Total interest-bearing liabilities	447,561	16,447	3.67%	427,527	14,210	3.32%

Demand deposits	69,953			69,668
Other liabilities	6,924			5,899
Shareholders’ equity	73,102			74,627

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$597,540			$577,721
Interest rate spread			3.24%			3.38%
Net interest income/margin		$21,912	3.95%		$21,788	4.06%

	For the Twelve Months Ended
	December 31,
	2007	2006
Total interest income	$35,949	$33,753
Total interest expense	16,447	14,210

Net interest income	19,502	19,543
Tax equivalent adjustment	2,410	2,245

Net interest income (fully taxable equivalent)	$21,912	$21,788

	Quarter Ended
(Dollars in Thousands, Except Per Share Data)	12/31/2007	9/30/2007	6/30/2007	3/31/2007	12/31/2006

Operating Data

Net income	$1,939	$2,322	$2,335	$2,281	$2,294
Net interest income	5,103	4,865	4,794	4,740	4,944
Provision for loan losses	90	10	10	40	150
Net security (losses) gains	(673)	—	293	326	294
Non-interest income, ex. net security (loss)gains	1,985	2,006	1,893	1,648	1,795
Non-interest expense	4,418	4,430	4,340	4,128	4,186

Performance Statistics

Net interest margin	3.93%	3.98%	3.95%	3.95%	3.97%
Annualized return on average assets	1.25%	1.57%	1.58%	1.56%	1.56%
Annualized return on average equity	10.68%	13.21%	12.57%	12.13%	12.18%
Annualized net loan charge-offs to avg loans	0.06%	0.09%	0.05%	0.03%	0.01%
Net charge-offs	52	80	49	24	10
Efficiency ratio	62.3	64.5	64.9	64.6	62.1

Per Share Data

Basic earnings per share	$0.50	$0.60	$0.60	$0.59	$0.59
Diluted earnings per share	0.50	0.60	0.60	0.59	0.59
Dividend declared per share	0.46	0.45	0.44	0.44	0.44
Book value	18.21	18.46	17.93	19.06	19.12
Common stock price:
High	32.50	35.00	35.00	37.75	38.59
Low	30.33	30.80	33.86	35.00	36.20
Close	32.50	31.99	34.24	35.50	37.80
Weighted average common shares:
Basic	3,878	3,881	3,889	3,897	3,909
Fully Diluted	3,878	3,882	3,889	3,898	3,910
End-of-period common shares:
Issued	4,007	4,006	4,005	4,005	4,004
Treasury	131	129	118	113	103

	Quarter Ended
(Dollars in Thousands, Except Per Share Data)	12/31/2007	9/30/2007	6/30/2007	3/31/2007	12/31/2006

Financial Condition Data:
General
Total assets	$628,138	$613,329	$586,572	$586,591	$592,285
Loans, net	356,348	353,623	352,013	353,373	356,199
Intangibles	3,032	3,032	3,032	3,032	3,032
Total deposits	389,022	404,854	405,903	384,849	395,191
Noninterest-bearing	74,671	72,990	70,000	70,928	73,160

Savings	56,757	59,883	59,798	60,496	59,289
NOW	50,883	47,129	48,555	48,427	46,156
Money Market	21,029	22,295	23,422	24,124	23,137
Time Deposits	185,682	202,557	204,128	180,874	193,449
Total interest-bearing deposits	314,351	331,864	335,903	313,921	322,031

Core deposits*	203,340	202,297	201,775	203,975	201,742
Shareholders’ equity	70,559	71,552	69,720	74,182	74,594

Asset Quality

Non-performing assets	$1,320	$1,013	$1,098	$1,019	$489
Non-performing assets to total assets	0.21%	0.17%	0.19%	0.17%	0.08%
Allowance for loan losses	4,130	4,092	4,162	4,201	4,185
Allowance for loan losses to total loans	1.15%	1.14%	1.17%	1.17%	1.16%
Allowance for loan losses to non-performing loans	312.88%	403.95%	379.05%	412.27%	855.83%
Non-performing loans to total loans	0.37%	0.28%	0.31%	0.28%	0.14%

Capitalization

Shareholders’ equity to total assets	11.23%	11.67%	11.89%	12.65%	12.59%

* Core deposits are defined as total deposits less time deposits